UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

JOHN WILEY & SONS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 22, 2016.

Meeting Information
JOHN WILEY & SONS, INC.	Meeting Type: For holders as of:	Annual Meeting July 29, 2016
Date: September 22, 2016 Time: 8:00 AM EDT
	Location:	Meeting will be live via the Internet-please visit www.virtualshareholdermeeting.com/JWA2016.

For those wishing to attend in person, accommodations will be provided at:
Company Headquarters 111 River Street Hoboken, New Jersey 07030

JOHN WILEY & SONS, INC. 111 RIVER STREET HOBOKEN, NJ 07030

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E13103-P81879

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE & PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 8, 2016 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
Before The Meeting:	Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:	Go to www.virtualshareholdermeeting.com/JWA2016. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E13104-P81879

Voting Items

The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2 and 3.

1.	The election as directors of all nominees listed below, except as marked to the contrary.

Nominees:

	01)	Laurie A. Leshin	03) William Pence
	02)	George Bell	04) Kalpana Raina

2.	Ratification of the appointment of KPMG LLP as independent accountants.

3.	Approval, on an advisory basis, of the compensation of the named executive officers.

E13105-P81879

Voting Items

The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2 and 3.

1.	The election as directors of all nominees listed below, except as marked to the contrary.

Nominees:

	01)	Matthew S. Kissner	05) Mark J. Allin
	02)	Mari J. Baker	06) Jesse Wiley
	03)	William J. Pesce	07) Raymond W. McDaniel, Jr.
	04)	William B. Plummer

2.	Ratification of the appointment of KPMG LLP as independent accountants.

3.	Approval, on an advisory basis, of the compensation of the named executive officers.

E13106-P81879